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EXHIBIT 10.45

                          SECURITIES PURCHASE AGREEMENT
         BETWEEN VOYAGER PETROLEUM, INC. AND ___________________________

      This Securities Purchase Agreement ("Agreement") is entered into as of the ________________ day of ____________, 2007, by and between ____________________
or his/her nominee(s) ("Buyer"), and the "Seller" identified on the signature page of this Agreement (the "Signature Page").

                                 R E C I T A L S

      WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer that number of shares of restricted common stock, ("Common Stock"), of Voyager Petroleum, Inc., a Nevada corporation ("Company"), set forth on the Signature Page in accordance with the terms of this Agreement.

      NOW, THEREFORE, in consideration of the premises hereof and the agreements set forth herein below, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereto do hereby acknowledge, the parties hereto, intending to be legally bound hereby, agree as follows:

                                A G R E E M E N T

      1. SALE AND PURCHASE OF SHARES. Subject to the terms and conditions hereof, Seller agrees to sell, and Buyer agrees to purchase that number of restricted shares (the "Shares") of Common Stock set forth on the Signature Page.

      2.    PURCHASE PRICE; DELIVERY OF SHARES.

            a. PURCHASE PRICE. The Shares shall be sold for _$0._____per Share resulting in a total purchase price set forth on the Signature Page (the "Purchase Price").

            b. PAYMENT OF PURCHASE PRICE. The Purchase Price shall be payable at Closing by cash or wire transfer of immediately available funds as set forth on the Signature Page.

            c. DELIVERY OF CERTIFICATES. At Closing, Seller shall deliver to Buyer stock certificate(s) evidencing the Shares duly endorsed in blank for transfer or together with a separate stock power(s) duly endorsed in blank (collectively, the "Certificates"), evidencing Seller's intention to transfer the Shares.

      3. THE CLOSING. The closing (the "Closing") shall occur on ___________. The Closing shall take place via facsimile, overnight courier and wire transfer. At Closing, Buyer shall deliver the Purchase Price to Seller and Seller shall deliver the Certificates to Buyer.

      4. RESTRICTED SECURITIES. The Shares are "restricted securities" as that term is defined under Rule 144 of the Securities Act of 1933, as amended (the "Act"), and may not be offered for sale or sold or otherwise transferred in a transaction which would constitute a sale thereof within the meaning of the Act unless (i) such security has been registered for sale under the Act and registered or qualified under applicable state securities laws relating to the offer and sale of securities; or (ii) exemptions from the registration requirements of the Act and the registration or qualification requirements of all such state securities laws are available.

      5. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to Seller as follows:

            a. LEGAL CAPACITY; BINDING OBLIGATION. Buyer has the legal capacity to enter into and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action required under applicable law by Buyer. This Agreement has been duly and validly executed and delivered by and on behalf of Buyer. When duly executed and delivered by Buyer, this will constitute a valid and legally binding obligation of Purchaser, enforceable against Buyer in accordance with its terms.

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            b.    ABSENCE OF LITIGATION. There is no litigation or proceeding pending or, to the best knowledge of Buyer, threatened, against Buyer which would have an effect on the validity or performance of this Agreement.

            c. DUE DILIGENCE. Buyer acknowledges that he/she understands that Company is a public company and he/she represents that he/she has independently conducted his/her investigation and due diligence review of Company's business, financial condition, capital structure etc., and that he/she has such knowledge and experience in financial and business matters that he/she is capable of evaluating the risk of investing in Company.

            d. INVESTMENT INTENT. The Shares are being acquired for Buyer's own account, for investment purposes only and not with a view to, or with any present intention of, distributing or reselling any of such Shares.

            e. ACCREDITED INVESTOR. Buyer is an "Accredited Investor" as that term is defined in the Securities Act of 1933 and the rules and regulations promulgated thereunder and he has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, so that he is capable of evaluating the merits and risks of an investment in the Shares and he has made such investigations in connection herewith as he deemed necessary or desirable so as to make an informed investment decision without relying upon Company or Seller for legal or tax advice related to this investment.

            f. PRIVATE TRANSACTION; NO GENERAL SOLICITATION. Buyer is purchasing the Shares in a private transaction separately negotiated with Seller and Buyer acknowledges that it is not purchasing the Share based upon, and has not received or reviewed and is unaware of, any general solicitation or general advertising (including communications published in any newspaper, magazine or other broadcast) initiated, disseminated or delivered by Seller with respect to the offer and sale of the Shares.

            g. UNDERSTANDING THE NATURE OF SECURITIES. Buyer understands and acknowledges that:

                  (i) The Shares have not been registered under the Act or any state securities laws and are being sold in reliance upon certain exemptions contained in the Act;

                  (ii) The Shares are "restricted securities" as that term is defined in Rule 144 promulgated under the Act;

                  (iii) The Shares purchased hereunder have not been approved or disapproved by the SEC, or any state securities commissions, nor has the SEC or any state securities commission passed upon the adequacy or accuracy of this Agreement;

                  (iv) The Shares cannot be sold or transferred without registration under the Act and applicable state securities laws, or the availability of an exemption therefrom and, therefore, Buyer must bear the substantial economic risks of the investment in the Shares indefinitely; and

                  (v) Certificates evidencing the Shares shall bear the following legend, in addition to any other legend required by law or otherwise:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED OR DISPOSED OF WITHOUT REGISTRATION UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION THEREFROM."

            h. NO BROKERS' FEES. No person has or will receive from Buyer, or to Buyer's knowledge, from Seller or any other person, any compensation as a broker, finder, adviser or in any other capacity in connection with the purchase and sale of the Shares.

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      6.    REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby represents and warrants to Buyer as follows:

            a. LEGAL CAPACITY; DUE AUTHORIZATION; BINDING OBLIGATION. Seller has the legal capacity to enter into and perform this Agreement and to consummate the transactions contemplated hereby. When duly executed and delivered by Seller, this Agreement will constitute a valid and legally binding obligation of Seller, enforceable against Seller in accordance with its terms.

            b. ABSENCE OF LITIGATION. There is no litigation or proceeding pending or, to the best knowledge of Seller, threatened, against Seller which would have an effect on the validity or performance of this Agreement.

            c. TITLE TO SHARES. Seller is the sole record and beneficial owner of the Shares, free and clear of all liens and encumbrances of any kind and nature, and the Shares have not been sold, pledged, assigned or otherwise transferred. Seller has the sole power and authority to transfer the Shares.

            d. CONSENTS. Seller has obtained any and all consents or waivers of any person necessary for Seller to complete the transactions contemplated to be consummated by it at the Closing under this Agreement.

            e. NO BROKERS' FEES. No person has or will receive from Seller, or to Seller's knowledge, from Buyer or any other person, any compensation as a broker, finder, adviser or in any other capacity in connection with the purchase and sale of the Shares.

      7.    ADDITIONAL AGREEMENTS.

            a.    None

      8. CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS. The obligations of Buyer to consummate the purchase of the Shares and the other transactions contemplated to be consummated by it at the Closing are subject to the satisfaction at or prior to the Closing (or at such other time prior thereto as may be expressly provided in this Agreement) of each of the following conditions:

            a. Seller shall have delivered the Certificates to Buyer in accordance with Section 2(c) hereof.

            b. Buyer shall have completed, to its sole satisfaction, a due diligence review of the business, finances, management, prospects and capital structure of Company.

      9. CONDITION PRECEDENT TO SELLER'S OBLIGATION. The obligations of Seller to consummate the sale of the Shares and the other transactions contemplated to be consummated by it at the Closing are subject to the satisfaction at or prior to the Closing (or at such other time prior thereto as may be expressly provided in this Agreement) of the following condition: Buyer shall have delivered the Purchase Price to Seller in accordance with Section 2(b) hereof.

      10. NOTICES. All notices, requests, consents or other communications required or permitted hereunder shall be in writing and shall be hand delivered, mailed first class postage prepaid, registered or certified mail, or delivered via a nationally recognized overnight courier to the following addresses:

            If to Seller:    To the address set forth on the Signature Page

            If to Buyer:     To the address set forth on the Signature Page

      Unless specified otherwise, such notices and other communications shall for all purposes of this Agreement be treated as being effective upon being delivered personally or, if sent by mail, five days after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed as set forth above, and postage prepaid.

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      11.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Representations and
warranties contained herein shall survive the execution and delivery of this Agreement.

      12. PARTIES IN INTEREST. All the terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

      13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to conflict of laws principles.

      14. ARBITRATION. If a dispute arises as to the interpretation or enforcement of this Agreement, it shall be decided finally in an arbitration proceeding conforming to the Rules of the American Arbitration Association applicable to commercial arbitration then in effect at the time of the dispute. The arbitration shall take place in Cook County, Illinois. The decision of the Arbitrators shall be conclusively binding upon the parties and final, and such decision shall be enforceable as a judgment in any court of competent jurisdiction. The parties shall share equally the costs of the arbitration.

      15. SECTIONS AND OTHER HEADINGS. The section and other headings contained in this Agreement are for the convenience of reference only, do not constitute part of this Agreement or otherwise affect any of the provisions hereof.

      16. COUNTERPART SIGNATURES. This Agreement may be delivered via facsimile and executed in counterpart both of which shall be deemed to be an original and to be one and the same instrument.

      IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have executed this Agreement as of the date first-above written.

                                   "SELLER"


                                   Signature:
                                              ----------------------------------

                                   Print Name:  Voyager Petroleum, Inc.
                                           By:  Sebastien C. DuFort, President

                                   Address: 16 East Hinsdale Avenue
                                                  Hinsdale, IL   60521


                                   Phone: 630-325-7130
                                   Fax:  630-325-7140

                                   Number of Shares to be Sold:
                                                               -----------------
                                   Purchase Price @ US $0. per share
                                                  ------------------------------
                                   Total Purchase Price:  US$
                                                        ------------------------

                                   "BUYER"

                                   Signature: __________________________________

                                   Print Name: _________________________________

                                   Tax ID: _____________________________________

                                   Address: ____________________________________

                                   Phone: ______________________________________


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